UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2011 (May 19, 2011)

MAP PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33719	20-0507047
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Bayshore Parkway, Suite 200, Mountain View, CA		94043
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 386-3100

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 24, 2011, MAP Pharmaceuticals, Inc. (“MAP”) filed a Current Report on Form 8-K summarizing the matters voted on at its Annual Meeting of Stockholders held on May 19, 2011 (the “Annual Meeting”) (the “May 24, 2011 Form 8-K”).

Based on the results of the stockholder vote at the Annual Meeting reported under Proposal 4 of the May 24, 2011 Form 8-K, the Board of Directors of MAP has determined that MAP will hold a stockholder advisory vote on the compensation of the named executive officers listed in the proxy statement for its Annual Meeting of Stockholders every year, until the next stockholder advisory vote on the frequency of the stockholder advisory vote on the compensation of named executive officers.

The information reported under Item 5.07 of the May 24, 2011 Form 8-K is hereby incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2011	MAP PHARMACEUTICALS, INC.

	By:	/s/ Charlene A. Friedman
	Name:	Charlene A. Friedman
	Title:	Senior Vice President, General Counsel and Secretary